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                                                                   EXHIBIT 10.29

                        Top Tier Israel Ltd. and SAP AG

                  SOFTWARE LICENSE OEM/DISTRIBUTION AGREEMENT

                                  Amendment 2

                              September 30, 2000

WHEREAS, Top Tier Israel Ltd. and SAP AG have executed the Master Software License and Distribution Agreement for Embedded Products (the "Agreement");

WHEREAS, Top Tier Israel Ltd. and SAP AG have executed Amendment 1 dated June 1, 2000;

WHEREAS, as of September 30, 2000 SAP AG has already paid to Top Tier Israel Ltd. license fees totaling USD [*];

WHEREAS, as of September 30, 2000 the Development Services had been completed and SAP irrevocably and unconditionally accepted the Software Products, effective July 15, 2000;

NOW THEREFORE, Top Tier Israel Ltd. and SAP AG agree to amend the payment terms of section 8.3 as follows;

8.3 SAP shall pay Licensor for the rights granted under section 3 (Rights of SAP) the total sum of USD [*]. This license fee is payable in eleven installments;

     a) USD [*] are due within 30 days of the execution of this Agreement. Such payment is not subject to refund in case acceptance of the Software Products as per lit. b) below is denied by SAP.

     b) USD [*] are due within 30 days of the acceptance of the Software Products, August 15, 2000, after the Development Services have been completed, to include standard testing by [*] pilot customers of SAP as SAP would request pilot customers to test SAP Software. The Software Products are not deemed accepted in the case of delivery to partners and pilot customers of SAP for non productive use. Upon acceptance of the results of the Development Services payment per lit.
          b) shall not be refundable.

     c)   USD [*] are due each quarter thereafter as follows:

               November 15, 2000
               February 15, 2001
               May 15, 2001
               August 15, 2001
               November 15, 2001
               February 15, 2002

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     Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Ommissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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          May 15, 2002
          August 15, 2002
          November 15, 2002
     such that the entire USD [*] has been paid.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.


SAP AG

By: /s/ Karl-Heinz Hess
   -----------------------------

Name:  Karl-Heinz Hess
     ---------------------------

Title: Extended Executive Board
      --------------------------

SAP AG

By: /s/ G. Sohreider
   -----------------------------

Name:  G. Sohreider
     ---------------------------

Title: VP Corporate Policy
      --------------------------

Top Tier Israel Ltd.

By: /s/ Shai Agassi
   -----------------------------

Name:  Shai Agassi
     ---------------------------

Title: Chairman
      --------------------------